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                            OHIO NATIONAL FUND, INC.

                                One Financial Way
                             Montgomery, Ohio 45242
                            Telephone (800) 366-6654

                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 3, 2000

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Ohio National Fund, Inc. (the "Fund") dated May 1, 1999 and supplemented January 3, 2000.

To obtain a free copy of the Fund's prospectus, write or call the Fund at the above address.

                                Table of Contents
                                -----------------

                                                                           Page
                                                                           ----
The Fund.....................................................................3

Fund Performance.............................................................4
      Current Yield of Money Market Portfolio
      Total Return
      Portfolio Turnover

Investment Objectives and Policies...........................................9
      Money Market Instruments

Investment Restriction......................................................10
      Hedging Transactions
      Covered Call Options and Put Options
      Futures Contracts
      Options on Futures Contracts and Financial Indexes
      Foreign Currency Hedging Transactions
      Short Sales
      Borrowing Money
      Zero-Coupon and Pay-in-kind Debt Securities

Management of the Fund .....................................................23
      Directors and Officers
      Compensation of Directors
      Shareholders' Meetings
      Investment Advisory and Other Services

Brokerage Allocation .......................................................29

Purchase and Redemption of Shares ..........................................30

Tax Status .................................................................31

Experts.....................................................................32

Legal Counsel...............................................................32

The S&P 500 ................................................................32




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Appendix ...................................................................34
      Debt Security Ratings

Financial Statements .......................................................39



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                                    THE FUND


The Fund is an open-end diversified management investment company which currently consists of 20 separate portfolios - the Equity portfolio, the Money Market portfolio, the Bond portfolio, the Omni portfolio, the International portfolio, the Capital Appreciation portfolio, the Small Cap portfolio, the International Small Company portfolio, the Aggressive Growth portfolio, the Core Growth portfolio, the Growth & Income portfolio, the S&P 500 Index portfolio, the Social Awareness portfolio, the Strategic Income portfolio, the Firstar Growth & Income portfolio, the Relative Value portfolio, the Capital Growth portfolio, the High Income Bond portfolio, the Equity Income portfolio and the Blue Chip portfolio. At present, the Fund sells its shares only to separate accounts of The Ohio National Life Insurance Company ("ONLI") and Ohio National Life Assurance Corporation ("ONLAC") to support certain benefits under variable contracts issued by ONLI and ONLAC. In the future, Fund shares may be used for other purposes, but unless there is a change in applicable law, they will not be sold directly to the public.

The Fund is a Maryland corporation. It was created on November 2, 1982 when O.N. Fund, Inc. was merged into O.N. Market Yield Fund, Inc. The shares of O.N. Fund, Inc. were converted to an equal number of shares of the Equity portfolio, all shares of O.N. Market Yield Fund, Inc. were converted into an equal number of shares of the Money Market portfolio, and the Bond portfolio was created. The Omni portfolio was added in 1984, the International portfolio in 1993, the Capital Appreciation and Small Cap portfolios in 1994, the International Small Company and Aggressive Growth portfolios in 1995, the Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value portfolios in 1997, and the Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios in 1998. The investments held by each portfolio are maintained separately from those held by the other portfolios.

The investment and reinvestment of the assets of the Money Market, Bond, Omni, S&P 500 Index and Social Awareness portfolios is directed by the Fund's investment adviser, Ohio National Investments, Inc. (the "Adviser"), a wholly-owned subsidiary of ONLI. The principal business address of ONLI, ONLAC and the Adviser is One Financial Way, Montgomery, Ohio 45242.

The investment and reinvestment of Equity portfolio assets is managed by Legg Mason Fund Adviser, Inc. ("Legg Mason") as sub-adviser. The principal business address of Legg Mason is 100 Light Street, Baltimore, Maryland 21202.

The investment and reinvestment of International and International Small Company portfolio assets is managed by Federated Global Investment Management Corp. ("Federated Global") as sub-adviser. The principal business address of Federated Global is 175 Water Street, New York, New York 10038.

The investment and reinvestment of Capital Appreciation portfolio assets is managed by Jennison Associates LLC ("Jennison") as sub-adviser. The principal business address of Jennison is 466 Lexington Avenue, New York, New York 10017.

The investment and reinvestment of Small Cap portfolio assets is managed by Founders Asset Management LLC ("Founders") as sub-adviser. The principal business address of Founders is 2930 East Third Avenue, Denver, Colorado 80206.

The investment and reinvestment of Aggressive Growth portfolio assets is managed by Janus Capital Corporation ("Janus") as sub-adviser. The principal business address of Janus is 100 Fillmore Street, Denver, Colorado 80206.

The investment and reinvestment of Core Growth portfolio assets is managed by Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") as sub-adviser. The principal business address of Pilgrim Baxter is 825 Duportail Road, Wayne, Pennsylvania 19087.

The investment and reinvestment of Growth & Income and Capital Growth portfolio assets is managed by RS Investment Management Co. LLC. ("RSIM") as sub-adviser. The principal business address of RSIM is 555 California Street, San Francisco, California 94104.


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The investment and reinvestment of Strategic Income and Relative Value portfolio assets is managed by Firstar Bank, N.A. ("Firstar") as sub-adviser. The principal business address of Firstar is 425 Walnut Street, Cincinnati, Ohio 45202.

The investment and reinvestment of Firstar Growth & Income portfolio assets is managed by Firstar Investment Research & Management Company, LLC ("FIRMCO") as sub-adviser. The principal business address of FIRMCO is 615 East Michigan Street, Milwaukee, Wisconsin 53201.

The investment and reinvestment of High Income Bond, Equity Income and Blue Chip portfolio assets is managed by Federated Investment Counseling ("Federated Investment") as sub-adviser. The principal business address of Federated Investment is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222.

Interests in each portfolio are represented by a separate class of the Fund's capital stock, par value $1. Each class represents an undivided interest in the assets of the portfolio corresponding to that class. All shares of each portfolio have one vote per share and are freely transferable. When matters arise that affect only one portfolio, shares of just that portfolio are entitled to vote on those matters. Approval of certain matters by a vote of all Fund shareholders may not bind a portfolio whose shareholders did not approve that matter.

Each share of each portfolio may participate equally in the portfolio's dividends, distributions and net assets. The shares of each portfolio, when issued, will be fully paid and non-assessable, have no preemptive, conversion, cumulative dividend or similar rights, and are freely transferable. Fund shares do not have cumulative voting rights. This means the holders of more than half of the Fund shares voting to elect directors can elect all the directors if they so choose. In that event, the holders of the remaining shares could not elect any directors.

All of the outstanding Fund shares are owned of record by ONLI and ONLAC and are held in their various separate accounts. The shares held in connection with those separate accounts are voted by ONLI or ONLAC in accordance with instructions received from the owners of variable contracts issued in connection with such separate accounts and persons receiving payments under the variable contracts. Fund shares attributable to contracts owned by ONLI and ONLAC, and Fund shares not attributable to variable contracts, will be voted in proportion to instructions received from all variable contract owners.

American Data Services, Inc. is the Fund's transfer agent and fund accounting agent. It is located at 150 Motor Parkway, Suite 109, Hauppauge, New York 11788. Firstar is custodian for those portfolios other than the International and International Small Company portfolios. The custodian for the International and International Small Company portfolios is Investors Fiduciary Trust Company. It is located at 801 Pennsylvania Street, Kansas City, Missouri. For assets held outside the United States, the custodians enter into subcustodial agreements. The Board of Directors approves all these relationships.


                                FUND PERFORMANCE

From time to time, we advertise the current yield, average annual total return and cumulative total returns for the portfolios. We might compare the results to other similar mutual funds or unmanaged indices. Management's discussion and analysis of the Fund's performance is included in the Fund's most-recent annual report and is available free upon request.

Total return for a portfolio reflects the sum of all of its earnings plus any changes in the value of its assets, reduced by all expenses accrued during a measurement period. For this purpose, it is assumed that all dividends and capital gains distributions are reinvested. The average annual total return is expressed as a percentage of an amount invested for a one-year period. Each portfolio's average return is computed by a formula in which a hypothetical initial investment of $1,000 is equated to an ending redeemable value from the inception of the portfolio for one-, five- and ten-year periods. Cumulative total return reflects a portfolio's aggregate performance, expressed as a dollar amount change, from the beginning to the end of the period.


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Percentage changes in net asset value per share and total returns quoted for a portfolio include the effect of deducting that portfolio's expenses, but do not include charges and expenses attributable to any particular insurance product. The amount by which variable annuity separate account charges and expenses would reduce the Fund's total return may be demonstrated by comparing the Fund's total return to that of the variable annuity separate account for the same period. Variable life insurance separate account charges vary significantly, depending upon a variety of demographic factors (such as age, sex and health status) and several contract-specific factors (such as stated amount of death benefit), but in all cases would have the result of lowering the total return from the Fund.

From time to time the annualized yield and "effective" yield will be quoted for the Money Market portfolio. The Money Market portfolio's yield refers to the income generated by an investment in the portfolio over the seven-day period indicated. This income is then "annualized" by assuming that the same amount of income generated by the portfolio that week is generated over a 52-week period and is shown as a percentage of the investment. "Effective" yield is calculated similarly but, when annualized, the income earned by an investment in the portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

All performance quotations are based on historical investment performance and are not intended to indicate future performance.

The Fund may distribute sales literature comparing the performance of its portfolios against the Consumer Price Index or such established market indices as the Dow Jones Industrial Average, the Standard & Poor's 500, 400, 600 or 1500 Indices, one or more of Lehman Brothers Bond Indices, the Morgan Stanley Capital International Europe, Australia and Far East Index, the Morgan Stanley Capital International World Index, the Russell 2000, 2500 or 3000 Indices, the New York Stock Exchange Composite Index, the American Stock Exchange Index, the National Association of Securities Dealers Automated Quotations Composite Index, the Value Line Composite Index, the Investors Business Daily 6000 Index, the Wilshire 5000 Index, IBC's Money Fund Reports, or other management investment companies having investment objectives similar to the portfolio being compared. These comparisons may include graphs, charts, tables or examples. The average annual total return and cumulative total returns for each portfolio may also be advertised.

The Fund may also advertise the performance ratings or rankings assigned to certain portfolios or their subadvisers by various statistical services, including Morningstar, Inc. and Lipper Analytical Services, Inc., or as they appear in various publications including The Wall Street Journal, Investors Business Daily, The New York Times, Barron's, Forbes, Fortune, Business Week, Financial Services Week, Financial World, Kiplinger's Personal Finance and Money Magazine.

The prospectus sets forth in tabular form, under the caption "Financial Highlights," certain information concerning the Fund and its individual portfolios. The following discussion describes the methods of calculating the current yield of the Money Market portfolio and the total return of all portfolios, and states the Fund's policy with respect to each portfolio's turnover rate.


CURRENT YIELD OF MONEY MARKET PORTFOLIO

Current annualized yield quotations for the Money Market portfolio are based on the portfolio's net investment income for a seven-day period and exclude any realized or unrealized gains or losses on portfolio securities. Current annualized yield is computed by determining the net change (exclusive of realized gains and losses from the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one share at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the period, and annualizing this quotient on a 365-day basis. The net change in account value reflects the value of any additional shares purchased with dividends from the original share in the account during the seven-day period, any dividends declared on such original share and any such additional shares during the period, and expenses accrued during the period. The Fund may also disclose the effective yield of the Money Market portfolio for a seven-day period for which the current annualized yield is computed by expressing the unannualized return on a compounded, annualized basis.


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TOTAL RETURN

Total returns quoted in advertising reflect all aspects of a portfolio's investment return, including the effects of reinvesting dividends and capital gain distributions as well as changes in the portfolio's net asset value per share over the period shown. Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a portfolio over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result had the rate of growth or decline been constant over that period. While average annual returns are a convenient means of comparing investment alternatives, no portfolio will experience a constant rate of growth or decline over time.

The average annual compounded rate of return for a portfolio over a given period is found by equating the initial amount invested to the ending redeemable value using the following formula:

                                 P(1 + T)n = ERV

      where: P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and
                      ERV = the ending redeemable value of a
                            hypothetical $1,000
                            beginning-of-period payment at the end
                            of the period (or fractional portion
                            thereof).

The average annual total returns for each of the portfolios from the inception of the portfolio and for the one-, five- and ten-year periods ending on December 31, 1998, are as stated below:

                                                  One            Five               Ten       From        Inception
                                                  Year           Years             Years    Inception       Date
                                                  ----           -----             -----    ---------       ----

      Equity*                                       5.72%        13.52%             12.66%    10.87%      10-06-69
      Money Market                                  5.39%         5.11%              5.36%     7.20%      03-20-80
      Bond                                          5.22%         6.40%              8.15%     8.48%      11-02-82
      Omni                                          4.53%        11.75%             11.50%    11.50%      09-10-84
      International*                                3.88%         8.03%               N/A     11.36%      04-30-93
      Capital Appreciation*                         5.91%          N/A                N/A     13.55%      05-01-94
      Small Cap                                    10.57%          N/A                N/A     19.28%      05-01-94
      International Small Company*                  3.53%          N/A                N/A      9.64%      03-31-95
      Aggressive Growth*                            7.84%          N/A                N/A     12.47%      03-31-95
      Core Growth                                   8.82%          N/A                N/A      2.74%      01-03-97
      Growth & Income                               7.09%          N/A                N/A     21.05%      01-03-97
      S&P 500 Index                                30.00%          N/A                N/A     31.03%      01-03-97
      Social Awareness                            (22.41%)         N/A                N/A     (1.24%)     01-03-97
      Strategic Income                             (1.42%)         N/A                N/A      3.55%      01-03-97
      Firstar Growth & Income*                      2.92%          N/A                N/A      6.28%      01-03-97
      Relative Value                               20.72%          N/A                N/A     24.53%      01-03-97
      Capital Growth                                 N/A           N/A                N/A      4.62%      05-01-98
      High Income Bond                               N/A           N/A                N/A     (0.20%)     05-01-98
      Equity Income                                  N/A           N/A                N/A      5.92%      05-01-98
      Blue Chip                                      N/A           N/A                N/A      2.34%      05-01-98

In addition to average annual total returns, advertising may reflect cumulative total returns that simply reflect the change in value of an investment in a portfolio over a period. This may be expressed as either a percentage change, from the beginning to the end of the period, or the end-of-period dollar value of an initial hypothetical investment. The cumulative total returns for each of the portfolios from the inception of the portfolio and for the five- and ten-year periods ending on December 31, 1998 (assuming a hypothetical initial investment of $1,000) were as follows:


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
                                               Five Years                         Ten Years            From Inception
                                               ----------                         ---------            --------------

Equity*                                           $1,885                            $3,293                $17,926
Money Market                                      $1,283                            $1,686                $ 3,601
Bond                                              $1,363                            $2,188                $ 3,543
Omni                                              $1,742                            $2,969                $ 4,748
International*                                    $1,471                            N/A                   $ 1,839
Capital Appreciation*                             N/A                               N/A                   $ 1,810
Small Cap                                         N/A                               N/A                   $ 2,277
International Small Company*                      N/A                               N/A                   $ 1,412
Aggressive Growth*                                N/A                               N/A                   $ 1,553
Core Growth                                       N/A                               N/A                   $ 1,055
Growth & Income                                   N/A                               N/A                   $ 1,437
S&P 500 Index                                     N/A                               N/A                   $ 1,714
Social Awareness                                  N/A                               N/A                   $   975
Strategic Income                                  N/A                               N/A                   $ 1,072
Firstar Growth & Income*                          N/A                               N/A                   $ 1,129
Relative Value                                    N/A                               N/A                   $ 1,549
Capital Growth                                    N/A                               N/A                   $ 1,046
High Income Bond                                  N/A                               N/A                   $   998
Equity Income                                     N/A                               N/A                   $ 1,059
Blue Chip                                         N/A                               N/A                   $ 1,023

*Prior to January 1, 1999, the sub-adviser of the International and International Small Company portfolios was Societe Generale Asset Management Corp. and the investment policies of the International Small Company portfolio were substantially different. Prior to May 1, 1999, the Firstar Growth & Income Portfolio's investment policies were substantially different and its sub-adviser was Firstar Bank, N.A. Prior to August 2, 1999, the Equity portfolio was managed by the Adviser. Prior to January 3, 2000, the Capital Appreciation portfolio was managed by T. Rowe Price Associates, Inc. and the Aggressive Growth portfolio was managed by Strong Capital Management, Inc.


PORTFOLIO TURNOVER

Each portfolio has a different expected rate of portfolio turnover. However, the rate of portfolio turnover will not be a limiting factor when the management of the Fund deems it appropriate to purchase or sell securities for a portfolio. The Small Cap, Aggressive Growth and Strategic Income portfolios may engage in the purchase and sale of securities close to the ex-dividend date in order to receive the anticipated dividend and then sell the securities after the ex-dividend date. This practice could substantially increase the portfolio's turnover rate. Higher turnover rates are often reflected in higher portfolio brokerage expenses. The Fund's policy with respect to each portfolio is as follows:

      EQUITY PORTFOLIO - Although this portfolio will not normally purchase securities with the intention of obtaining short-term capital appreciation, purchases and sales will be made whenever deemed prudent and consistent with the investment objectives of the portfolio. During periods of relatively stable market and economic conditions, it is anticipated that the annual portfolio turnover rate of the portfolio will be low. During periods when changing market or economic conditions are foreseen, shifts in portfolio emphasis may cause the rate of portfolio turnover to increase. During 1998, the turnover rate for this portfolio was 25%.

      MONEY MARKET PORTFOLIO - Since the assets of this portfolio consist of short-term instruments, replacement of portfolio securities will occur frequently. However, since purchases are generally effected with dealers or issuers on a net basis, it is not expected that the portfolio will incur significant brokerage commissions.


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      BOND PORTFOLIO - This portfolio will engage in transactions when the
      Adviser believes that they will help to achieve the overall objectives of the portfolio. Portfolio securities may or may not be held to maturity. The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 12% in 1998.

      OMNI PORTFOLIO - The rate of portfolio turnover will vary from time to time but is not expected to exceed 50% annually. The turnover rate for this portfolio was 18% in 1998.

      INTERNATIONAL PORTFOLIO - Although this portfolio will not normally engage in short-term trading, purchases and sales of securities will be made whenever deemed appropriate to achieve the portfolio's objective of a total return on its assets. The rate of portfolio turnover will not be a limiting factor when portfolio changes are deemed appropriate to achieve this portfolio's stated objective. Under normal circumstances, the portfolio turnover rate for this portfolio is not expected to exceed 200% annually. The turnover rate for this portfolio was 22% in 1998.

      CAPITAL APPRECIATION PORTFOLIO - Although Jennison generally seeks less volatile securities for this portfolio, the portfolio may be traded fairly aggressively. Its portfolio turnover rate is normally expected to be 50% to 150% annually. The turnover rate for this portfolio was 45% in 1998.

      SMALL CAP PORTFOLIO - While this portfolio purchases and holds securities with the goal of meeting its investment objectives, portfolio changes are made whenever Founders believes they are advisable, usually without reference to the length of time a security has been held. The engagement in a substantial number of short-term transactions is expected to result in annual portfolio turnover rates of 100% to 300%. The turnover rate for this portfolio was 99% in 1998.

      INTERNATIONAL SMALL COMPANY PORTFOLIO - Federated Global will not attempt to set or meet a portfolio turnover rate because turnover is incidental to transactions made in an attempt to achieve the portfolio's investment objective. Securities will be sold whenever Federated Global believes it is appropriate, regardless of how long they have been held. The turnover rate for this portfolio was 55% in 1998.

      AGGRESSIVE GROWTH PORTFOLIO - The securities of this portfolio are generally expected to be traded more aggressively than those of the other portfolios. Its portfolio turnover rate can normally be expected to be in the range of 100% to 300% annually. The turnover rate for this portfolio was 203% in 1998.

      CORE GROWTH PORTFOLIO - Although the securities held in this portfolio are generally held for appreciation, Pilgrim Baxter's disciplined reponse to its analytic process will occasionally result in sales without regard to the length of time a security has been held. The annual turnover rate is normally expected to be in the range of 150% to 350%. The turnover rate for this portfolio was 134% in 1998.

      GROWTH & INCOME PORTFOLIO - RSIM exercises "sell" disciplines. A stock held in this portfolio is likely to be sold if it declines substantially in price (at least 15%), if it reaches its upside target price, if the company's business fundamentals turn negative, or if a more attractive opportunity appears. The prices of small- and mid-cap company securities in which this portfolio invests may be more volatile than those of larger companies. As a result, the portfolio's annual turnover rate is normally expected to be in excess of 100%. The turnover rate for this portfolio was 286% in 1998.

      S&P 500 INDEX PORTFOLIO - Securities held in this portfolio generally will not be actively traded. Although it will often purchase fixed-income securities with relatively short maturities, those transactions are not expected to generate substantial brokerage commissions. The annual turnover rate is not normally expected to exceed 100%. The turnover rate for this portfolio was 115% in 1998/

      SOCIAL AWARENESS PORTFOLIO - This portfolio will not normally purchase securities with the intention of obtaining short-term returns. Under normal market conditions, the annual turnover rate is not expected to exceed 100%. The turnover rate for this portfolio was 71% in 1998.

      STRATEGIC INCOME PORTFOLIO - The securities of this portfolio will generally be traded more frequently than those of other income oriented portfolios. Its portfolio turnover rate can normally be expected to be in the range of 50% to 250% annually. The turnover rate for this portfolio was 104% in 1998.


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

      FIRSTAR GROWTH & INCOME PORTFOLIO - Although this portfolio does not seek short-term profits, its securities will be sold whenever FIRMCO believes it is appropriate to do so in light of the portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is normally expected to be 50% to 150%. The turnover rate for this portfolio was 91% in 1998.

      RELATIVE VALUE PORTFOLIO - Although this portfolio does not seek short-term profits, its securities will be sold whenver Star believes it is appropriate to do so in light of the portfolio's investment objective without regard to the length of time a particular security may have been held. Its portfolio turnover rate is not expected to exceed 75% during normal economic and market conditions. The turnover rate for this portfolio was 54% in 1998.

      CAPITAL GROWTH PORTFOLIO - Securities held in this portfolio tend to be actively traded. Its portfolio turnover rate is normally expected to exceed 100%. The turnover rate was 121% in 1998.

      HIGH INCOME BOND PORTFOLIO - The rate of portfolio turnover will vary from time to time, but it is not normally expected to exceed 100% for this portfolio. The turnover rate was 11% in 1998.

      EQUITY INCOME PORTFOLIO - The portfolio turnover rate for this portfolio is normally expected to be in the range of 50% to 150% annually. The turnover rate was 38% in 1998.

      BLUE CHIP PORTFOLIO - The portfolio will not engage in short-term trading, but it may dispose of securities held for a short period if, after examination of their value, the sub-adviser believes such disposition to be advisable in order to attain the portfolio's investment objective. The annual turnover rate is not normally expected to exceed 100%. The turnover rate was 32% in 1998.


                       INVESTMENT OBJECTIVES AND POLICIES

The following descriptions of money market instruments supplement the "Investment Objectives and Policies" set forth for each portfolio in the prospectus. The Money Market portfolio and the Omni and Strategic Income portfolios, to the extent they invest in the money market sector, will invest extensively in these instruments. The other portfolios may invest in such instruments to a limited extent (to invest otherwise idle cash) or on a temporary basis for defensive purposes. The debt security ratings referred to in the prospectus in connection with the investment policies of the portfolios are defined in the Appendix to this Statement of Additional Information.


MONEY MARKET INSTRUMENTS

      U.S. GOVERNMENT OBLIGATIONS - Bills, notes, bonds and other debt securities issued or guaranteed as to principal or interest by the United States or by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress, including, but not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, and Federal Home Loan Banks. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; and others only by the credit of the issuer. Certain of the foregoing may be purchased on a "when issued" basis at which time the rate of return will not have been set.

      CERTIFICATES OF DEPOSIT - Certificates issued against funds deposited in a bank for a definite period of time, at a specified rate of return. Normally they are negotiable.

      BANKERS' ACCEPTANCES - Short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

      COMMERCIAL PAPER - Promissory notes issued by corporations to finance their short-term credit needs. Commercial paper obligations may include variable amount master demand notes. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts by the portfolio at varying rates of interest pursuant to direct arrangements between the portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The portfolio has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded, and there is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with a master demand note arrangement, the Adviser will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the issuer, and the borrower's ability to pay principal and interest on demand. While master demand notes, as such, are not typically rated by credit rating agencies, if not so rated the portfolio may invest in them only if at the time of an investment the issuer meets the criteria set forth above for all other commercial paper issuers. Such notes will be considered to have a maturity of the longer of the demand period or the period of the interest guarantee.

      CORPORATE OBLIGATIONS - Bonds and notes issued by corporations in order to finance longer-term credit needs.

      REPURCHASE AGREEMENTS - Agreements by which the portfolio purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or a government securities dealer recognized by the Federal Reserve Board) to repurchase the security at a mutually agreed upon price and date. It may also be viewed as a loan of money by the portfolio to the seller. The resale price is normally in excess of the purchase price and reflects an agreed upon market rate. The term of these repurchase agreements will generally be short, from overnight to one week, and at no time more than one year.


                             INVESTMENT RESTRICTIONS

The prospectus lists the most significant investment restrictions to which the Fund is subject. The following is a complete list of the Fund's investment restrictions. Except as otherwise specified, investment restrictions stated in the prospectus and this Statement of Additional Information are fundamental policies. Restrictions number 4, 7, 8, 12 and 13 are fundamental policies of the Money Market, Bond and Omni portfolios and nonfundamental as to the remaining portfolios. The fundamental policies and nonfundamental operating policies of the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios are shown separately below. Fundamental policies may not be changed without the affirmative vote of the majority of the outstanding voting securities of the Fund or a particular portfolio, as appropriate. The Investment Company Act of l940 defines a majority vote as the vote of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a particular portfolio, such matter shall be deemed to have been effectively acted upon with respect to such portfolio if a majority of the outstanding voting securities of such portfolio vote for the approval of such matter, notwithstanding (1) that such matter has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio affected by such matter, and (2) that such matter has not been approved by the vote of a majority of the outstanding voting securities of the Fund.

The Fund may not issue senior securities and each portfolio of the Fund (other than the International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios) will not:

      l. invest more than 5% of the value of the total assets of such portfolio in the securities of any one issuer (except U.S. government securities) (this restriction only applies as to 75% of the Equity portfolio's assets);

      2. purchase more than l0% of the outstanding voting securities of any one issuer, and the Money Market portfolio will not acquire the voting securities of any issuer except in connection with a merger, consolidation or other reorganization;

      3. invest more than 25% of the value of its total assets in any one industry, except that each portfolio may invest more than 25% of the value of its total assets in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or in certificates of deposit, bankers' acceptances, bank time deposits or other obligations of banks or financial institutions. However, it is the intention of management not to invest in time deposits which involve any penalty or other restriction on withdrawal;

      4. invest more than 15% of the value of its assets (10% in the case of the Money Market, Bond and Omni portfolios) in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable;

      5. other than the Growth & Income, Strategic Income and Capital Growth portfolios, borrow money, except for temporary or emergency purposes from banks, in which event the aggregate amount borrowed shall not exceed 5% of the value of the assets of the portfolio; in the case of such borrowing, each portfolio may pledge, mortgage or hypothecate up to 5% of its assets. Reverse repurchase agreements are not considered to be borrowed money for purposes of this restriction. The Growth & Income, Strategic Income and Capital Growth portfolios may borrow money directly or through reverse repurchase agreements in amounts up to one-third of the value of each of their total net assets, other than the amount borrowed;

      6.      purchase or sell commodities or commodity contracts except that
              (a) each portfolio other than the Money Market portfolio may, for hedging purposes, purchase and sell financial futures contracts and options thereon within the limits of investment restriction 7 below, and (b) the S&P 500 Index portfolio may purchase or sell stock index futures contracts in accordance with its stated investment objectives;

      7. other than the S&P 500 Index portfolio, purchase or sell put or call options, except that each portfolio other than the Money Market portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if such portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of any portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts;

      8. invest in securities of foreign issuers except that (a) each of the Bond, Omni, Core Growth, Growth & Income, S&P 500 Index, Social Awareness and Relative Value portfolios may (i) invest up to l5% of their respective assets in securities of foreign issuers (including foreign governments or political subdivisions, agencies or instrumentalities of foreign governments) American Depository Receipts, and securities of United States domestic issuers denominated in foreign currency, and (ii) invest up to an additional l0% of the assets of the portfolio in securities issued by foreign governments or political subdivisions, agencies or instrumentalities thereof, (b) each of the Small Cap and Capital Growth portfolios may invest up to 30% of its assets in the securities of foreign issuers, (c) the Money Market portfolio may invest up to 50% of its assets in the securities of foreign issuers, provided the securities are denominated in U.S. dollars and held in custody in the United States, (d) the Strategic Income portfolio may invest up to 20% of its assets in foreign bonds and
              (e) each of the Equity and Firstar Growth & Income portfolios may invest up to 25% of its assets in the securities of foreign issuers. For purposes of this restriction number 8, U.S. dollar denominated depository receipts traded in domestic markets do not constitute foreign securities;

      9. underwrite securities of other issuers except insofar as the Fund may be considered an underwriter under the Securities Act of l933 in selling portfolio securities;

      10. purchase or sell real estate, except that each portfolio may invest in securities secured by real estate or interests therein or securities issued by companies which invest in real estate or interests therein. For purposes of this restriction, "real estate" does not include investments in readily marketable notes or other evidence of indebtedness secured by mortgages or deeds of trust relating to real property;

      11. lend money to other persons except by the purchase of obligations in which the portfolio is authorized to invest and by entering into repurchase agreements. Other than the Strategic Income portfolio, no more than 10% of a portfolio's total assets will be invested in repurchase agreements maturing in more than seven days;

      12. sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions, except that the Growth & Income portfolio may sell securities short and the Strategic Income portfolio may sell securities short if (i) it owns, or has a right to acquire, an equal amount of those securities or (ii) if it does not own the securities, it has segregated an amount of its other assets equal to the lesser of the market value of the securities sold short or the amount required to acquire those securities (while in a short position, the portfolio will retain the securities, rights or segregated assets);

      13. as to the Money Market, Bond and Omni portfolios, participate on a joint or joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management;

      14. purchase securities of other investment companies, except in connection with a merger, consolidation or reorganization, or except the purchase by any portfolio other than the Money Market or Bond portfolios of the securities of closed-end investment companies if after the purchase: (i) a portfolio does not own more than 3% of the total outstanding voting stock of the other investment company or (ii) the value of the securities of all investment companies held by such portfolio does not exceed 10% of the value of the total assets of that portfolio. Purchases of investment company securities will be made (a) only on the open market or through dealers or underwriters receiving the customary sales loads, or (b) as part of a merger, consolidation or plan of reorganization.

As a nonfundamental policy of each portfolio other than the Money Market, International, International Small Company, Capital Appreciation, Aggressive Growth, High Income Bond, Equity Income and Blue Chip portfolios, which policies may be changed at any time by the vote of a majority of the Board of Directors, each portfolio, in order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of specific securities (but, not more than 5% of a portfolio's assets may be invested in such currency hedging contracts).

In addition to the above restrictions, in order to comply with Rule 2a-7 under the Investment Company Act of 1940, no more than 5% of the assets of the Money Market portfolio will be invested in "second-tier" short-term debt instruments, that is those receiving the second highest rating by any two nationally recognized statistical rating organizations ("NRSRO's") and not receiving the highest rating from more than one NRSRO (or receiving the second highest rating from one NRSRO if (a) that is the only NRSRO having rated the security or (b) one other NRSRO has given the security its highest rating), or whose issuer has received such a rating or ratings with respect to a class of short-term debt obligations that is now comparable in priority and security to those to be purchased. In addition, not more than $1 million (or 1% of this portfolio's assets, if greater) may be invested in the second-tier instruments of any one issuer.

INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.

Under normal market conditions, at least 65% of the assets of the International and International Small Company Portfolios will be invested in securities of issuers in at least three different foreign countries. As of the date of this Statement of Additional Information, the Board of Directors has approved investment by those portfolios other than the Money Market Portfolio in 60 countries with developed securities markets, including the following countries with developed economies: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Israel, Italy, Japan, Luxembourg, Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom; and the following countries with developing economies: Argentina, Bahamas, Bangla Desh, Botswana, Brazil, Chile, China (Hong Kong, Shanghai and Shenzhen Exchanges), Colombia, Czech Republic, Ecuador, Egypt, Estonia, Ghana, Greece, Hungary, India, Indonesia, Jordan, Latvia, Malaysia, Mauritius, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Portugal, Romania, Russia, Singapore, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela and Zimbabwe.


CAPITAL APPRECIATION PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio may not:

      C.A.1. Borrow money except that the portfolio may (i) borrow for non-leveraging, temporary or emergency purposes and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the portfolio's investment objective and program, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. The portfolio may borrow from banks, other portfolios managed by Jennison or other persons to the extent permitted by applicable law;

      C.A.2. Purchase or sell physical commodities; except that it may enter into futures contracts and options thereon;

      C.A.3. Purchase the securities of any issuer if, as a result, more than 25% of the value of the Portfolio's total assets would be invested in the securities of issuers having their principal business activities in the same industry;

      C.A.4. Make loans, although the portfolio may (i) lend portfolio securities and participate in an interfund lending program with other portfolios managed by Jennison provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the portfolio's total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly-distributed or privately-placed debt securities and purchase debt;

      C.A.5. Purchase a security if, as a result, with respect to 75% of the value of its total assets, more than 5% of the value of the portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities;

      C.A.6. Purchase a security if, as a result, with respect to 75% of the value of the portfolio's total assets, more than 10% of the outstanding voting securities of any issuer would be held by the Fund (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities);

      C.A.7. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business);

      C.A.8. Issue senior securities except in compliance with the Investment Company Act of 1940; or

      C.A.9. Underwrite securities issued by other persons, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of its portfolio securities in the ordinary course of pursuing its investment program.

      With respect to investment restrictions C.A.1. and C.A.4,, the portfolio will not borrow from or lend to any other portfolios managed by Jennison unless they apply for and receive an exemptive order from the SEC or the SEC issues rules permitting such transactions. The portfolio has no current intention of engaging in any such activity and there is no assurance the SEC would grant any order requested by the portfolio or promulgate any rules allowing the transactions.

      With respect to investment restriction C.A.2., the portfolio does not consider currency contracts or hybrid investments to be commodities.

      For purposes of investment restriction C.A.3., U.S., state or local governments, or related agencies or instrumentalities, are not considered an industry.

      For purposes of investment restriction C.A.4., the portfolio will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.


CAPITAL APPRECIATION PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

      C.A.10. Purchase additional securities when money borrowed exceeds 5% of its total assets;

      C.A.11. Invest in companies for the purpose of exercising management or control;

      C.A.12. Purchase a futures contract or an option thereon if, with respect to positions in futures or options on futures which do not represent bona fide hedging, the aggregate initial margin and premiums on such options would exceed 5% of the portfolio's net asset value;

      C.A.13. Purchase illiquid securities (including securities eligible for resale under Rule 144A of the Securities Act of 1933) and securities of unseasoned issuers if, as a result, more than 15% of its net assets would be invested in such securities;

      C.A.14. Purchase securities of open-end or closed-end investment companies except in compliance with the Investment Company Act of 1940;

      C.A.15. Purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) to make margin deposits in connection with futures contracts or other permissible investments;

      C.A.16. Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the portfolio as security for indebtedness except as may be necessary in connection with permissible borrowings or investments and then such mortgaging, pledging or hypothecating may not exceed 33 1/3% of the Portfolio's total assets at the time of borrowing or investment;

      C.A.17. Purchase participations or other direct interests in or enter into leases with respect to, oil, gas, or other mineral exploration or development programs if as a result more than 5% of the value of the total assets of the portfolio would be invested in such programs;

      C.A.18. Invest in puts, calls, straddles, spreads, or any combination thereof, except to the extent permitted by the prospectus and Statement of Additional Information;

      C.A.19.        Effect short sales of securities;

      C.A.20. Purchase any warrants if as a result the portfolio will have more than 5% of its total assets invested in warrants; provided that this restriction does not apply to warrants acquired as a result of the purchase of another security; or

      C.A.21. Invest more than 25% of the portfolio's total assets (excluding reserves) in foreign securities.


AGGRESSIVE GROWTH PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy, the portfolio:

      A.G.1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the portfolio's total assets would be invested in the securities of that issuer, or (ii) the portfolio would hold more than 10% of the outstanding voting securities of that issuer.

      A.G.2. May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940 which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the portfolio's total assets (including the amount borrowed), less the Portfolio's liabilities (other than borrowings), except that the portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The portfolio may also borrow money from the other mutual funds managed by Janus or other persons to the extent permitted by applicable law.

      A.G.3. May not issue senior securities, except as permitted under the Investment Company Act of 1940.

      A.G.4. May not act as an underwriter of another issuer's securities, except to the extent that the portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

      A.G.5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

      A.G.6. May not make loans if, as a result, more than 33 1/3% of the portfolio's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

      A.G.7. May not purchase the securities of any issuer if, as a result, more that 25% of the portfolio's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

      A.G.8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the portfolio from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).


AGGRESSIVE GROWTH PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy, the portfolio may not:

      A.G.9. Sell securities short, unless the portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

      A.G.10. Purchase securities on margin, except that the portfolio may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contacts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

      A.G.11. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the Investment Company Act of 1940.

      A.G.12. Purchase securities of other investment companies except in compliance with the Investment Company Act of 1940.

      A.G.13. Invest in direct interests in oil, gas, or other mineral exploration programs or leases; however, the portfolio may invest in the securities of issuers that engage in these activities.

      A.G.14. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the portfolio may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the portfolio's net assets.

                     In addition, (i) the aggregate value of securities underlying call options on securities written by the portfolio or obligations underlying put options on securities written by the portfolio determined as of the date the options are written will not exceed 50% of the portfolio's net assets; (ii) the aggregate premiums paid on all options purchased by the portfolio and which are being held will not exceed 20% of the portfolio's net assets; and
                     (iii) the portfolio will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested.

      A.G.15. Pledge, mortgage or hypothecate any assets owned by the portfolio except as may be necessary in connection with permissible borrowings or investments and then such pledging, mortgaging, or hypothecating may not exceed 33 1/3% of the portfolio's total assets at the time of the borrowing or investment.

      A.G.16. Borrow money except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

      A.G.17. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.


INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO FUNDAMENTAL POLICIES

As a matter of fundamental policy:

F.I.1 The portfolios will not issue senior securities, except that a portfolio may borrow money directly or through reverse repurchase agreements in amounts not in excess of one-third of the value of its total assets; provided that, while borrowings and reverse repurchase agreements outstanding exceed 5% of a portfolio's total assets, any such borrowings will be repaid before additional investments are made.

F.I.2. The portfolios will not purchase securities if, as a result of such purchase, 25% or more of a portfolio's total assets would be invested in any one industry. However, a portfolio may at any time invest 25% or more of its total assets in cash or cash items and securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities.

F.I.3. The portfolios will not purchase or sell real estate, although they may invest in securities of companies whose business involves the purchase or sale of real estate or in securities secured by real estate or interests in real estate.

F.I.4. The portfolios will not lend any of their assets, except a portfolio's securities, up to one-third of its total assets. This shall not prevent a portfolio from purchasing or holding corporate or U.S. government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, entering into repurchase agreements, or engaging in other transactions which are permitted by the portfolio's investment objectives and policies.

F.I.5. The portfolios will not underwrite any issue of securities, except as a portfolio may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

F.I.6. With respect to 75% of its total assets, a portfolio will not purchase the securities of any one issuer (other than cash, cash items, or securities issued and/or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer. Also, a portfolio will not purchase more than 10% of any class of the outstanding voting securities of any one issuer. For these purposes, the portfolios consider common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.

F.I.7. The portfolios will not purchase any securities on margin, but they may obtain such short-term credits as are necessary for clearance of transactions. The deposit or payment by a portfolio of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

F.I.8. The portfolios will not purchase or sell commodities, except that a portfolio may purchase and sell financial futures contracts and related options.

INTERNATIONAL, INTERNATIONAL SMALL COMPANY, HIGH INCOME BOND, EQUITY INCOME AND BLUE CHIP PORTFOLIO NONFUNDAMENTAL OPERATING POLICIES

As a matter of nonfundamental operating policy:

F.I.9. The portfolios will not pledge, mortgage or hypothecate any assets except to secure permitted borrowings. In those cases, a portfolio may pledge, mortgage or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of its total assets at the time of borrowing.

F.I.10. The portfolios will not sell securities short unless during the time the short position is open, a portfolio owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and not more than 10% of a portfolio's net assets (taken at current value) is held as collateral for such sales at any one time.

F.I.11. Each of the portfolios will not invest more than 15% of its net assets in illiquid securities, including, among others, repurchase agreements providing for settlement more than seven days after notice, and certain restricted securities not determined by the Board of Directors to be liquid.


HEDGING TRANSACTIONS

The purpose of hedging transactions using put and call options on individual securities, financial futures contracts, and options on such contracts and on financial indexes, all to the extent provided in investment restriction 7, is to reduce the risk of fluctuation of portfolio securities values or to take advantage of expected market fluctuations. However, while such transactions are defensive in nature and are not speculative, some risks remain.

The use of options and futures contracts may help the Fund to gain exposure or to protect itself from changes in market values. For example, the Fund may have a substantial amount of cash at the beginning of a market rally. Conventional procedures of purchasing a number of individual issues requires time and may result in missing a significant market movement. By using futures contracts, the Fund can obtain immediate exposure to the market.

The buying program will then proceed and, once it is completed (or as it proceeds), the futures contracts will be closed. Conversely, in the early stages of a market decline, market exposure can be promptly offset by selling futures contracts, and individual securities can be sold over a longer period under cover of the resulting short contract position.


COVERED CALL OPTIONS AND PUT OPTIONS

In writing (i.e., selling) "covered" call options on securities owned by a portfolio, the portfolio gives the purchaser of the call option the right to purchase the underlying securities owned by the portfolio at a specified "exercise" price at any time prior to the expiration of the option, normally within nine months. In purchasing put options on securities owned by a portfolio, the portfolio pays the seller of the put option a premium for the right of the portfolio to sell the underlying securities owned by the portfolio at a specified exercise price prior to the expiration of the option.

Whenever a portfolio has a covered call option outstanding, the underlying securities will be segregated by the Custodian and held in an escrow account to assure that such securities will be delivered to the option holder if the option is exercised. While the underlying securities are subject to the option, the portfolio remains the record owner of the securities, entitling it to receive dividends and to exercise any voting rights.

In order to terminate its position as the writer of a call option or the purchaser of a put option, the portfolio may enter into a "closing" transaction, which is the purchase of a call option or sale of a put option on the same underlying securities and having the same exercise price and expiration date as the option previously sold or purchased by the portfolio.


FUTURES CONTRACTS

The Fund may invest in two kinds of financial futures contracts: stock index futures contracts and interest rate futures contracts. Stock index futures contracts are contracts developed by and traded on national commodity exchanges whereby the buyer will, on a specified future date, pay or receive a final cash payment equal to the difference between the actual value of the stock index on the last day of the contract and the value of the stock index established by the contract multiplied by the specific dollar amount set by the exchange. Futures contracts may be based on broad-based stock indexes such as the S&P 500 Index or on narrow-based stock indexes. A particular index will be selected according to the Adviser's investment strategy for the particular portfolio. An interest rate futures contract is an agreement whereby one party agrees to sell and another party agrees to purchase a specified amount of a specified financial instrument (debt security) at a specified price at a specified date, time and place. Although interest rate futures contracts typically require actual future delivery of and payment for financial instruments, the contracts are usually closed out before the delivery date. A public market exists in interest rate futures contracts covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association
(GNMA) modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized.

At the time the Fund enters into a contract, it sets aside a small portion of the contract value in an account with the Fund's custodian as a good faith deposit (initial margin) and each day during the contract period requests and receives or pays cash equal to the daily change in the contract value (variable margin). The Fund, its futures commission merchant and the Fund's custodian retain control of the initial margin until the contract is liquidated.


OPTIONS ON FUTURES CONTRACTS AND FINANCIAL INDEXES

Instead of entering into a financial futures contract, the Fund may buy an option giving it the right to enter into such a contract at a future date. The price paid for such an option is called a premium. The Fund also may buy options on financial indexes that are traded on securities exchanges. Options on financial indexes react to changes in the value of the underlying index in the same way that options on financial futures contracts do. All settlements for options on financial indexes also are for cash.

Financial futures contracts, options on such contracts and options on financial indexes will primarily be used for hedging purposes and will, therefore, be incidental to the Fund's activities in the securities market. Accordingly, portfolio securities subject to options, or money market instruments having the market value of any futures contracts, generally will be set aside to collateralize the options or futures contracts.


FOREIGN CURRENCY HEDGING TRANSACTIONS

In order to hedge against changes in the exchange rates of foreign currencies in relation to the U.S. dollar, each portfolio, other than the Money Market portfolio, may engage in forward foreign currency contracts, foreign currency options and foreign currency futures contracts in connection with the purchase, sale or ownership of a specific security.

The portfolios generally conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange currency market. When a portfolio purchases or sells a security denominated in or exposed to a foreign currency, it may enter into a forward foreign currency contract ("forward contract") for the purchase or sale, for a fixed amount of dollars, of the amount of currency involved in the underlying security transaction. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. In this manner, a portfolio may obtain protection against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date upon which payment is made or received. Although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

Forward contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Generally a forward contract has no deposit requirement, and no commissions are charged. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they buy and sell various currencies. When the portfolio manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, a portfolio may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of that portfolio's securities denominated in or exposed to such foreign currency. No portfolio will enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the portfolio to deliver an amount of foreign currency in excess of the value of its assets denominated in or exposed to that currency.

At the consummation of a forward contract for delivery by a portfolio of a foreign currency, the portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of the foreign currency. If the portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of its securities denominated in such currency or through conversion of other portfolio assets into such currency. It is impossible to forecast the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the portfolio is obligated to deliver, and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary for the portfolio to sell on the spot market some of the foreign currency received on the sale of its hedged security if the security's market value exceeds the amount of foreign currency the portfolio is obligated to deliver.

If the portfolio retains the hedged security and engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If a portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Buyers and sellers of foreign currency options and futures contracts are subject to the same risks previously described with respect to options and futures generally (see "Risk Factors with Options" and "Risk Factors with Futures, Options on Futures and Options on Indexes," above). In addition, settlement of currency options and futures contracts with respect to most currencies must occur at a bank located in the issuing nation. The ability to establish and close out positions on such options is subject to the maintenance of a liquid market that may not always be available. Currency rates may fluctuate based on political considerations and governmental actions as opposed to purely economic factors.

Predicting the movements of foreign currency in relation to the U.S. dollar is difficult and requires different skills than those necessary to predict movements in the securities market. There is no assurance that the use of foreign currency hedging transactions can successfully protect a portfolio against loss resulting from the movements of foreign currency in relation to the U.S. dollar. In addition, it must be remembered that these methods of protecting the value of a portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to the decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.


SHORT SALES

Until a borrowed security borrowed in connection with a short sale (as described in the prospectus) is replaced, a portfolio will be required to maintain daily a segregated account, containing cash or U.S. government securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short. When a portfolio purchases a call option, it has to pay a premium to the person writing the option and a commission to the broker selling the option. If the option is exercised by a portfolio, the premium and the commission paid may be more than the amount of the brokerage commission charged if the security were to be purchased directly. See "Hedging Transactions" and "Covered Call Options and Put Options." In addition to the short sales discussed above, a portfolio also may make short sales "against the box," a transaction in which a portfolio enters into a short sale of a security which the portfolio owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the portfolio delivers the security to close the short position. A portfolio receives the net proceeds from the short sale. No portfolio will, at any time, have more than 5% of the value of its net assets in deposits on short sales against the box.


BORROWING MONEY

The portfolios will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of a portfolio's total assets. In addition, certain portfolios may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of the portfolio's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities. This latter practice is not for investment leverage but solely to facilitate management of a portfolio by enabling it to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

Interest paid on borrowed funds will not be available for investment and will reduce net income. A portfolio will liquidate any such borrowings as soon as possible and may not purchase any portfolio securities while the borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the purchase of portfolio securities will be limited to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.


ZERO-COUPON AND PAY-IN-KIND DEBT SECURITIES

Zero-coupon securities (or "step ups") in which a portfolio may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Pay-in-kind securities make periodic interest payments in the form of additional securities (as opposed to cash). Zero-coupon and pay-in-kind securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of a portfolio investing in zero-coupon and pay-in-kind securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.

When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

Zero-coupon convertible securities are debt instruments issued at a discount to their face amount and convertible to common stock (see "Convertible Securities," above). These securities usually have put features giving the holder the opportunity to sell them back to the issuer at a stated price prior to maturity. The prices of zero-coupon convertible securities are generally more sensitive to interest rate fluctuations than are conventional convertible securities.

Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, federal income tax law requires zero-coupon holders to recognize accrued income prior to receipt of actual cash payment (i.e., at maturity). In order to avoid federal income tax liability and maintain its status as a regulated investment company, a portfolio may have to sell these securities at disadvantageous times in order to generate cash for the distribution of accrued income.


                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS OF THE FUND

The Fund's Board of Directors is responsible for the Fund's management. The Board of Directors can amend the Fund's By-laws, elect its officers, declare and pay dividends, and exercise all the Fund's powers except those reserved to the shareholders.

The directors and officers of the Fund, together with information as to their principal occupations during the past five years are listed below:

                                            Position with                    Principal Occupation
Name and Address                            the Fund                         During Past Five Years
--------------------                        --------------                   ----------------------

Ronald L. Benedict*                         Secretary and                    Corporate Vice President, Counsel and
One Financial Way                           Director                         Secretary, ONLI; Secretary of
Cincinnati, Ohio                                                             the Adviser

George E. Castrucci                         Director                         Retired; formerly President and
8355 Old Stable Rd.                                                          Chief Operating Officer of Great
Cincinnati, Ohio                                                             American Communications Co. and
                                                                             Chairman and Chief Executive Officer
                                                                             of Great American Broadcasting Co.;
                                                                             Director of Benchmark Savings Bank;
                                                                             Director of Baldwin Piano & Organ Co.

Ross Love                                   Director                         President & CEO, Blue Chip
615 Windings Way                                                             Broadcasting Ltd.; Trustee, Health
Cincinnati, Ohio                                                             Alliance of Greater Cincinnati; Director,
                                                                             Partnership for a Drug Free America
                                                                             (Chairman of African-American Task
                                                                             Force); Advisory Board, Syracuse
                                                                             University School of Management;
                                                                             Director, Association of National
                                                                             Advertisers; Until 1996 was Vice
                                                                             President of Advertising, Procter &
                                                                             Gamble Co.


John J. Palmer*                             President and                    Senior Vice President, Strategic Initiatives,
One Financial Way                           Director                         ONLI; Prior to March 1997 was Senior Vice
Cincinnati, Ohio                                                             President of Life Insurance Company of
                                                                             Virginia

George M. Vredeveld                         Director                         Professor of Economics, University of
University of Cincinnati                                                     of Cincinnati; Director of Center for
P.O. Box 210223                                                              Economic Education; Private Consultant;
Cincinnati, Ohio                                                             Director of Benchmark Savings Bank

Thomas A. Barefield                         Vice President                   Senior Vice President, Institutional Sales,
One Financial Way                                                            ONLI; Prior to November 1997 was Senior
Cincinnati, Ohio                                                             Vice President of Life Insurance Company
                                                                             of Virginia

Michael A. Boedeker                         Vice President                   Vice President, Senior Investment Officer,
One Financial Way                                                            ONLI; Vice President and Director of
Cincinnati, Ohio                                                             the Adviser

Joseph P. Brom                              Vice President                   Executive Vice President, ONLI; Prior to
One Financial Way                                                            June 1999 was Senior Vice President &
Cincinnati, Ohio                                                             Chief Investment Officer, ONLI; President
                                                                             and Director of the Adviser

Dennis R. Taney                             Treasurer                        Assistant Vice President, Mutual Fund
One Financial Way                                                            Operations, ONLI; Treasurer of the
Cincinnati, Ohio                                                             Adviser

*Indicates Directors who are "Interested Persons" as defined by the Investment
 Company Act of 1940, as amended.

All directors and officers of the Fund hold similar positions with ONE Fund, Inc. ("ONE Fund") and Dow Target Variable Fund LLC ("Dow Target"), other investment companies sponsored by ONLI and managed by the Adviser.


COMPENSATION OF DIRECTORS

Directors who are not affiliated with the Adviser, ONLI, ONLAC or a sub-adviser were compensated as follows in 1998:

                        Aggregate Compensation       Total Compensation
Director                    From the Fund             From Fund Complex*
--------                    -------------             ------------------

George E. Castrucci              $11,200                  $16,950
Ross Love                         11,200                   16,950
George M. Vredeveld               11,200                   16,950

* The "Fund Complex" consists of the Fund, ONE Fund and Dow Target.

Directors and officers of the Fund who are affiliated with the Adviser, ONLI or ONLAC receive no compensation from the Fund Complex. The Fund has no pension, retirement or deferred compensation plan for its directors or officers.

SHAREHOLDERS' MEETINGS

The Fund's by-laws do not require that shareholders meetings need be held except when matters occur that require shareholder approval. Such matters include election of directors, approval of investment advisory and sub-advisory agreements, and approval of fundamental investment policies and restrictions.


INVESTMENT ADVISORY AND OTHER SERVICES

The Adviser is an Ohio corporation organized on January 17, 1996 to provide investment advice and management services to funds affiliated with ONLI. The Adviser is a wholly-owned subsidiary of ONLI. The Adviser succeeded O.N. Investment Management Company ("ONIMCO") as the Fund's investment adviser on May 1, 1996. Prior to that date, ONIMCO had been the investment adviser from the Fund's inception. The Adviser, like ONIMCO before it, uses ONLI's investment personnel and administrative systems.

The Adviser regularly furnishes to the Fund's Board of Directors recommendations with respect to an investment program consistent with the investment policies of each portfolio. Upon approval of an investment program by the Fund's Board of Directors, the Adviser implements the program by placing the orders for the purchase and sale of securities or, in the case of the Equity, International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip Portfolios, by delegating that implementation to Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSIM, Federated Investment, Firstar or FIRMCO as the case may be.

The Adviser's services are provided under an Investment Advisory Agreement with the Fund. Under the Investment Advisory Agreement, the Adviser provides personnel, including executive officers for the Fund. The Adviser also furnishes at its own expense or pays the expenses of the Fund for clerical and related administrative services (other than those provided by the custodian agreements with Firstar and Investors Fiduciary Trust Company and an agency agreement with American Data Services, Inc.), office space, and other facilities. The Fund pays corporate expenses incurred in its operations, including, among others, local income, franchise, issuance or other taxes; certain printing costs; brokerage commissions on portfolio transactions; custodial and transfer agent fees; auditing and legal expenses; and expenses relating to registration of its shares for sale and shareholders' meetings.

As compensation for its services, the Adviser receives from the Fund annual fees on the basis of each portfolio's average daily net assets during the month for which the fees are paid based on the following schedule:

(a) for each of the Bond, Omni and Social Awareness portfolios, 0.60% of the first $100 million of each portfolio's average daily net assets, 0.50% of the next $150 million, 0.45% of the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion;

(b) for the Money Market portfolio, 0.30% of the first $100 million of average daily net assets, 0.25% of the next $150 million, 0.23% of the next $250 million, 0.20% of the next $500 million, and 0.15% of average daily net assets over $1 billion;

(c) for the International, Relative Value, Capital Growth and Blue Chip portfolios, 0.90% of each portfolio's average daily net assets;

(d) for the Capital Appreciation, Small Cap, Aggressive Growth and Strategic Income portfolios, 0.80% of each portfolio's average daily net assets,

(e) for the Core Growth portfolio, 0.95% of the first $150 million of average daily net assets, and 0.80% of average daily net assets over $150 million;

(f) for the Growth & Income portfolio, 0.85% of the first $200 million of average daily net assets, and 0.80% of average daily net assets over $200 million,

(g) for the S&P 500 Index portfolio, 0.40% of the first $100 million of average daily net assets, 0.35% of the next $150 million, and 0.33% of average daily net assets over $250 million;

(h) for the Firstar Growth & Income portfolio, 0.90% of that portfolio's average daily net assets;

(i) for the High Income Bond and Equity Income portfolios, 0.75% of each portfolio's average daily net assets;

(j) for the International Small Company portfolio, 1.00% of the first $100 million of average daily net assets, and 0.90% of average daily net assets over $100 million, and

(k) for the Equity portfolio, 0.80% of the first $500 million of average daily net assets, and 0.75% of average daily net assets over $500 million.

However, as to the Money Market portfolio, the Adviser is presently waiving any of its fee in excess of 0.25%, and as to the International portfolio, the Adviser is presently waiving any of its fee in excess of 0.85%.

The Fund also incurs other miscellaneous expenses for legal and accounting services, registration and filing fees, custodial services and shareholder services.

Under the Investment Advisory Agreement, the Fund authorizes the Adviser to retain sub-advisers for the Equity, International, Capital Appreciation, Small Cap, International Small Company, Aggressive Growth, Core Growth, Growth & Income, Strategic Income, Firstar Growth & Income, Relative Value, Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios, subject to the approval of the Fund's Board of Directors. The Adviser has entered into Sub-Advisory Agreements with Legg Mason, Federated Global, Jennison, Founders, Janus, Pilgrim Baxter, RSIM, Firstar, FIRMCO and Federated Investment, as the case may be, to manage the investment and reinvestment of those portfolios' assets, subject to the supervision of the Adviser. As compensation for their services the Adviser pays:

(a) Federated Global fees at the annual rate of

        (i) 0.45% of the first $200 million and 0.40% of average daily net assets in excess of $200 million of the International portfolio, and

        (ii) 0.75% of the first $100 million and 0.65% of average daily net assets in excess of $100 million of the International Small Company portfolio;

(b) Jennison a fee at the annual rate of 0.75% of the first $10 million, 0.50% of the next $30 million, 0.35% of the next $25 million, 0.25% of the next $335 million, 0.22% of the next $600 million, and 0.20% of the average daily net asset value in excess of $1 billion of the Capital Appreciation portfolio;

(c) Founders a fee at an annual rate of 0.55% of the first $150 million, 0.50% of the next $150 million, and 0.40% of the average daily net asset value in excess of $300 million of the Small Cap portfolio;

(d) Janus a fee at the annual rate of 0.55% of the first $100 million, 0.50% of the next $400 million, and 0.45% of average daily net asset value in excess of $500 million of the Aggressive Growth portfolio;

(e) Pilgrim Baxter a fee at an annual rate of 0.65% of the first $50 million, 0.60% of the next $100 million, and 0.50% of average daily net assets in excess of $150 million of the Core Growth portfolio;

(f) RSIM fees at an annual rate of

        (i) 0.60% of the first $100 million, 0.55% of the next $100 million, and 0.50% of average daily net assets in excess of $200 million of the Growth & Income portfolio, and

        (ii) 0.64% of the first $100 million, 0.60% of the next $100 million and 0.50% of average daily net assets in excess of $200 million of the Capital Growth portfolio;

(g) Firstar fees at an annual rate of

        (i) 0.55% of the first $50 million and 0.50% of average daily net assets in excess of $50 million of the Strategic Income portfolio, and

        (ii) 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Relative Value portfolio;

(h) Federated Investment fees at an annual rate of

        (i) 0.50% of the first $30 million, 0.40% of the next $20 million,0.30% of the next $25 million, and 0.25% of average daily net assets in excess of $75 million of the High Income Bond portfolio, and

        (ii) 0.50% of the first $35 million, 0.35% of the next $65 million and 0.25% of average daily net assets in excess of $100 million for directing the investment and reinvestment of the assets of each of the Equity Income and Blue Chip portfolios;

(i) FIRMCO a fee at an annual rate of 0.65% of the first $50 million and 0.60% of average daily net assets in excess of $50 million of the Firstar Growth & Income portfolio, and

(j) Legg Mason a fee at an annual rate of 0.45% of the first $500 million and 0.40% of average daily net assets in excess of $500 million of the Equity portfolio.

The following investment advisory fees from each of the Fund's portfolios were paid to ONIMCO and the Adviser for each of the indicated years, ending December 31*:

                                          1998           1997            1996
                                          ----           ----            ----
       Equity                          $1,550,392    $1,431,415     $1,124,431
       Money Market**                      94,306        71,176         48,721
       Bond                               150,300       121,188        117,359
       Omni                             1,116,792       948,021        735,210
       International**                  1,346,274     1,416,777      1,045,160
       Capital Appreciation               559,341       386,595        229,794
       Small Cap                          490,439       378,436        212,875
       International Small Company        175,546       130,704         70,122
       Aggressive Growth                  182,408       125,073         63,707
       Core Growth                         96,330        62,237            N/A
       Growth & Income                    323,909        61,464            N/A
       S&P 500 Index                      212,478        43,376            N/A
       Social Awareness                    40,259        16,529            N/A
       Strategic Income                    30,384        18,318            N/A
       Firstar Growth & Income             32,977        23,440            N/A
       Relative Value                      80,506        30,639            N/A
       Capital Growth                      10,726           N/A            N/A
       High Income Bond                    50,117           N/A            N/A
       Equity Income                        9,909           N/A            N/A
       Blue Chip                           13,619           N/A            N/A
                                       ----------    ----------     ----------
                                       $6,567,012    $5,265,388     $3,647,379

   * The International portfolio commenced operations on April 30, 1993. The Capital Appreciation and Small Cap portfolios commenced operations on May 1, 1994. The International Small Company and Aggressive Growth portfolios commenced operations on March 31, 1995. The Core Growth, Growth & Income, S&P 500 Index, Social Awareness, Strategic Income, Firstar Growth & Income and Relative Value portfolios commenced operations on January 3, 1997. The Capital Growth, High Income Bond, Equity Income and Blue Chip portfolios commenced operations on May 1, 1998.

  ** For the Money Market portfolio, an additional $15,718, $14,235 and $9,697 was earned but waived in 1998, 1997 and 1996 respectively, as described above. (The waiver of International portfolio fees in excess of 0.85% did not commence until January 1999.)

The Investment Advisory Agreement also provides that if the total expenses applicable to any portfolio during any calendar quarter (excluding taxes, brokerage commissions, interest and the investment advisory fee) exceed l%, on an annualized basis, of such portfolio's average daily net asset value, the Adviser will pay such expenses. No such amounts were paid to any portfolio during the three years ended December 31, 1998.

Under a Service Agreement among the Fund, the Adviser and ONLI, the latter has agreed to furnish the Adviser, at cost, such research facilities, services and personnel as may be needed by the Adviser in connection with its performance under the Investment Advisory Agreement. The Adviser reimburses ONLI for its expenses in this regard.

The Board of Directors and the shareholders of the respective portfolios initially voted to approve the current Investment Advisory, Service and Sub-Advisory Agreements on the dates indicated below:

                                                                   Board of
                                                                   Directors      Shareholders
                                                                   ---------      ------------

Equity (Investment Advisory and Service)                            1-24-96        3-28-96
Equity (Sub-Advisory)                                               5-20-99        7-22-99
Money Market                                                        1-24-96        3-28-96
Bond                                                                1-24-96        3-28-96
Omni                                                                1-24-96        3-28-96
International (Investment Advisory and Service)                     1-24-96        3-28-96
International (Sub-Advisory)                                        12-9-98        4-05-99
Capital Appreciation (Investment Advisory and Service)              1-24-96        3-28-96
Capital Appreciation (Sub-Advisory)                                 11-2-99        N/A*
Small Cap (Investment Advisory and Service)                         1-24-96        3-28-96
Small Cap (Sub-Advisory)                                           11-19-97        2-17-98
International Small Company (Investment Advisory and Service)       1-24-96        3-28-96
International Small Company (Sub-Advisory)                          12-9-98        4-05-99
Aggressive Growth (Investment Advisory and Service)                 1-24-96        3-28-96
Aggressive Growth (Sub-Advisory)                                   11-19-99        N/A*
Core Growth                                                         8-22-96        1-02-97
Growth & Income (Investment Advisory and Service)                   8-22-96        1-02-97
Growth & Income (Sub-Advisory)                                      2-24-99        4-05-99
S&P 500 Index                                                       8-22-96        1-02-97
Social Awareness                                                    8-22-96        1-02-97
Strategic Income                                                    8-22-96        1-02-97
Firstar Growth & Income (Investment Advisory and Service)           8-22-96        1-02-97
Firstar Growth & Income (Sub-Advisory)                              2-24-99        4-05-99
Relative Value                                                      8-22-96        1-02-97
Capital Growth (Investment Advisory and Service)                    2-11-98        4-30-98
Capital Growth (Sub-Advisory)                                       2-24-99        4-05-99
High Income Bond                                                    2-11-98        4-30-98
Equity Income                                                       2-11-98        4-30-98
Blue Chip                                                           2-11-98        4-30-98

*The Sub-Advisory Agreements for the Capital Appreciation and Aggressive Growth portfolios will only continue for more than 120 days beyond their effective dates of January 3, 2000, if each agreement is approved by the shareholders of the respective portfolios.

These agreements will continue in force from year to year if continuance is specifically approved at least annually by a majority of the Fund's directors who are not parties to such agreements or interested persons of any such party, with votes to be cast in person at a meeting called for the purpose of voting on such continuance, and also by a majority of the Board of Directors or by a majority of the outstanding voting securities of each portfolio voting separately.

The Investment Advisory, Service, and Sub-Advisory Agreements may be terminated at any time, without the payment of any penalty, on 60 days' written notice to the Adviser by the Fund's Board of Directors or, as to any portfolio, by a vote of the majority of the portfolio's outstanding voting securities. The Investment Advisory Agreement may be terminated by the Adviser on 90 days' written notice to the Fund. The Service Agreement may be terminated, without penalty, by the Adviser or ONLI on 90 days' written notice to the Fund and the other party. The Sub-Advisory Agreements may be terminated, without penalty, by the Adviser or the sub-adviser on 90 days' written notice to the Fund and the other party. The Agreements will automatically terminate in the event of their assignment.

                              BROKERAGE ALLOCATION

The Adviser buys and sells the portfolio securities for the Money Market, Bond, Omni, S&P 500 Index and Social Awareness Portfolios and selects the brokers and dealers to handle such transactions. Each of the sub-advisers selects the brokers and dealers that execute the transactions for the portfolios managed by the respective sub-adviser. It is the intention of the Adviser and of each sub-adviser to place orders for the purchase and sale of securities with the objective of obtaining the most favorable price consistent with good brokerage service. The cost of securities transactions for each portfolio will consist primarily of brokerage commissions or dealer or underwriter spreads. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the over-the-counter market, the Adviser and sub-advisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

In selecting brokers or dealers through whom to effect transactions, the Adviser and sub-advisers consider a number of factors including the quality, difficulty and efficiency of execution, and value of research, statistical, quotation and valuation services provided. Research services by brokers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends, and portfolio strategy. In making such determination, the Adviser or sub-adviser may use a broker whose commission in effecting a securities transaction is in excess of that of some other broker if the Adviser or sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of the research and related services provided by such broker. In effecting a transaction for one portfolio, a broker may also offer services of benefit to other portfolios managed by the Adviser or sub-adviser, or of benefit to its affiliates.

Generally, it is not possible to place a dollar value on research and related services provided by brokers to the Adviser or a sub-adviser. However, receipt of such services may tend to reduce the expenses of the Adviser or the sub-advisers. Research, statistical and similar information furnished by brokers may be of incidental assistance to other clients of the Adviser or the sub-advisers and conversely, transaction costs paid by other clients of the Adviser or the sub-advisers may generate information which is beneficial to the Fund.

Consistent with these policies, the sub-advisers may, with the Board of Directors' approval and subject to its review, direct portfolio transactions to be executed by a broker affiliated with the sub-adviser so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction.

For each of the indicated years, ending on December 3l, the following brokerage commission amounts were paid by each portfolio:


                                      1998              1997           1996
                                      ----              ----           ----

Equity                            $  249,512       $  167,877       $ 76,647
Money Market                            None             None           None
Bond                                    None             None           None
Omni                                 130,934           96,409         41,879
International                        253,718          286,011        187,147
Capital Appreciation                  63,490           40,887         33,327

Small Cap                             78,359           55,034         48,973
International Small Company          101,032           45,153         17,514
Aggressive Growth                    118,001          104,590        173,952
Core Growth                           17,204           12,359            N/A
Growth & Income                      270,046           51,188            N/A
S&P 500 Index                         48,797           74,063            N/A
Social Awareness                      39,951           16,522            N/A
Strategic Income                       6,613            5,127            N/A
Firstar Growth & Income               16,648            4,353            N/A
Relative Value                        28,388           11,110            N/A
Capital Growth                         3,000              N/A            N/A
High Income Bond                        None              N/A            N/A
Equity Income                          2,017              N/A            N/A
Blue Chip                              4,014              N/A            N/A
                                  ----------       ----------       --------
                                  $1,431,724       $  970,683       $579,439

In l998, substantially all of such commissions were paid to brokers who furnished statistical data and research information to the Adviser or a sub-adviser.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold without a sales charge and may be redeemed at their net asset value next computed after a purchase or redemption order is received by the Fund. (The net asset value for the Money Market portfolio is normally $l0 per share.) Depending upon the net asset values at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will be made as soon as possible, but in any event within seven days after evidence of ownership of the shares is tendered to the Fund. However, the Fund may suspend the right of redemption or postpone the date of payment beyond seven days during any period when (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or such Exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (c) the Commission by order so permits for the protection of security holders of the Fund.

Shares of one portfolio may be exchanged for shares of another portfolio of the Fund on the basis of the relative net assets value next computed after an exchange order is received by the Fund.

The net asset value of the Fund's shares is determined on each day on which an order for purchase or redemption of the Fund's shares is received and there is a sufficient degree of trading in portfolio securities that the current net asset value of its shares might be materially affected. Such determination is made as of 4:00 p.m. Eastern time on each day the New York Stock Exchange is open for unrestricted trading. The net asset value of each portfolio is computed by dividing the value of the securities in that portfolio plus any cash or other assets less all liabilities of the portfolio, by the number of shares outstanding for that portfolio.

Securities which are held in a portfolio and listed on a securities exchange are valued at the last sale price or, if there has been no sale that day, at the last bid price reported as of 4 p.m. Eastern time. Over-the-counter securities are valued at the last bid price as of 4 p.m. Eastern time.

The Board of Directors is ultimately responsible for determining the current net asset values of each portfolio. The Board has authorized the Adviser and its service providers to use the following sources to determine the current daily prices of securities owned by the portfolios: Interactive Data Corporation (and related "Fundrun" services), Reuters, Bloomberg and any brokers making a market in a particular security.

Short-term debt securities in all portfolios other than the Money Market and Omni portfolios, with remaining maturities of 60 days or less, are valued at amortized cost. The Fund has obtained an exemptive order from the Commission permitting it to value all short-term debt securities in the Omni portfolio at amortized cost.

The Fund relies on Rule 2a-7 under the Investment Company Act of 1940 to value the assets of the Money Market portfolio on the basis of amortized cost with a view toward stabilizing the net asset value at $l0 per share and allowing dividend payments to reflect net interest income as earned. Accordingly, the short-term debt assets of the Omni and Money Market portfolios are valued at their cost on the date of acquisition with a daily adjustment being made to accrued income to reflect amortization of premium or accretion of discount to the maturity date. All other assets of the Omni portfolio and of those portfolios other than the Money Market portfolio, including restricted debt securities and other investments for which market quotations are not readily available, are valued at their fair value as determined in good faith by the Board of Directors.

As a condition of the exemptive order, the Fund has agreed, with respect to short-term debt securities in its Omni portfolio, to maintain a dollar-weighted average maturity of not more than l20 days and to not purchase any such debt security having a maturity of more than one year. In relying on Rule 2a-7 with respect to short-term debt securities in its Money Market portfolio, the Fund has agreed to maintain a dollar-weighted average portfolio maturity of not more than 90 days and to not purchase any such debt security having a maturity of more than 397 days. The dollar-weighted average maturity of short-term debt securities is determined by dividing the sum of the dollar value of each such security times the remaining days to maturity of such security by the sum of the dollar value of all short-term debt securities. Should the disposition of a short-term debt security result in a dollar-weighted average maturity of more than the number of days allowed under the exemptive order or Rule 2a-7, as the case may be, the portfolio will invest its available cash so as to reduce such average maturity to the required number of days or less as soon as reasonably practicable. The Fund normally holds short-term debt securities to maturity and realizes par therefor unless an earlier sale is required to meet redemption requirements.

In addition, the Omni and Money Market portfolios are required to limit their short-term debt investments, including repurchase agreements, to those United States dollar denominated instruments which the Board of Directors determines present minimal credit risks and which are in the top two rating categories of any nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, of comparable quality as determined by the Board of Directors. Although the use of amortized cost provides certainty in valuation, it may result in periods during which value so determined is higher or lower than the price the Fund would receive if it liquidated its securities.

The Fund's Board of Directors is obligated, as a particular responsibility within the overall duty of care owed to Money Market portfolio shareholders, to establish procedures reasonably designed, taking into account current market conditions and the investment objective of such portfolio, to stabilize the portfolio's net asset value per share as computed for the purpose of distribution, redemption and repurchase, at $l0 per share. The procedures adopted by the Board of Directors include periodically reviewing, as it deems appropriate and at such intervals as are reasonable in light of current market conditions, the extent of deviation, if any, between the net asset value per share based on available market quotations and such value based on the portfolio's $l0 amortized cost price. If such deviation exceeds 1/2 of 1 percent, or if there is any other deviation which the Board of Directors believes would result in a material dilution to shareholders or purchasers, the Board of Directors will promptly consider what action, if any, it should initiate. Such action may include redemption in kind; selling portfolio instruments prior to maturity to realize capital gains or losses, or to shorten the average portfolio maturity; withholding dividends; splitting, combining or otherwise recapitalizing outstanding shares; or using available market quotations to determine net asset value per share. The portfolio may reduce the number of its outstanding shares by requiring shareholders to contribute to capital proportionately the number of full and fractional shares as is necessary to maintain the net asset value per share of $l0. ONLI and ONLAC, the sole shareholders of the Money Market portfolio, have agreed to this procedure and contract owners who allocate purchase payments to the Money Market portfolio will be bound by such agreement.


                                   TAX STATUS

At December 3l, 1998 the Fund and each portfolio qualified as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). Under such provisions, the Fund is not subject to federal income tax on such part of its net ordinary income and net realized capital gains which it distributes to shareholders. Each portfolio is treated as a separate entity for federal income tax purposes, including determining whether it qualifies as a regulated investment company and determining its net ordinary income

(or loss) and net realized capital gains (or losses). To qualify for treatment as a regulated investment company, each portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities. Each portfolio also intends to comply with the diversification requirements or regulations under Section 817(h) of the Code.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. Since the only eligible shareholders of the Fund are separate accounts of ONLI, ONLAC and other insurance companies, no discussion is stated herein as to the federal income tax consequences at the shareholder level.


                                     EXPERTS

The financial statements of Ohio National Fund, Inc. as of December 31, 1998 and for the earlier periods indicated herein included in this Statement of Additional Information and the Financial Highlights included in the prospectus have been included herein and in the prospectus in reliance upon the report of KPMG LLP, independent certified public accountants, appearing in this Statement of Additional Information, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP's business address is 201 East Fifth Street, Cincinnati, Ohio 45202.


                                  LEGAL COUNSEL

Messrs. Jones & Blouch L.L.P., Washington, D.C., have passed on matters pertaining to the federal securities laws and Ronald L. Benedict, Esq., Secretary of the Fund and Corporate Vice President, Counsel and Secretary of ONLI, has passed on all other legal matters relating to the legality of the shares described in the prospectus and this Statement of Additional Information.


                                   THE S&P 500

The S&P 500 is a widely publicized index that tracks 500 companies traded on the New York and American Stock Exchanges and in the over-the-counter market. It is weighted by market value so that each company's stock influences the S&P 500 in proportions to its relative market capitalization. Most of the stocks in the S&P 500 are issued by companies that are among the 500 largest in the United States in terms of aggregate market value. However, for diversification purposes, some stocks of smaller companies are included in the S&P 500.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Adviser. The S&P 500 Index portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's ("S&P") and S&P makes no representation regarding the advisability of investing in the S&P 500 Index portfolio. S&P makes no representation or warranty, express or implied, to the owners of the portfolio or any member of the public regarding the advisability of investing in securities generally or in the portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Adviser is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Adviser or the portfolio. S&P has no obligation to take the needs of the Adviser or the owners of the portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the portfolio or the timing of the issuance or sale of the portfolio or in the determination or calculation of the equation by which the portfolio is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the portfolio.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE PORTFOLIO, OR

ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    APPENDIX

DEBT SECURITY RATINGS

The Commission has designated six nationally recognized statistical rating organizations: Duff and Phelps, Inc. ("D&P"), Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. (Moody's"), Standard & Poor's Corp. ("S&P"), and, with respect to bank-supported debt and debt issued by banks, broker-dealers and their affiliates, IBCA Inc. and its British affiliate, IBCA Limited ("IBCA") and Thompson Bankwatch, Inc. ("TBW"). The Adviser may use the ratings of all six such rating organizations as factors to consider in determining the quality of debt securities, although it will generally only follow D&P, Fitch, Moody's and S&P. IBCA and TBW will only be consulted if fewer than two of the other four rating organizations have given their top rating to a security. Only the ratings of Moody's, S&P and Fitch will be considered in determining the eligibility of bonds for acquisition by the Fund.

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")

COMMERCIAL PAPER:
-----------------

Moody's short-term debt ratings are opinions of the ability of issuers to punctually repay senior debt obligations having an original maturity not exceeding one year.

P-1 The Prime-1 (P-1) rating is the highest commercial paper rating assigned by Moody's. Issuers (or supporting institutions) rated P-1 have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above for P-1, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

BONDS:
------

Aaa Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated as Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable


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      over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers, 1, 2, and 3, in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S CORP. ("S & P")

COMMERCIAL PAPER:
-----------------

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than one year.

A-1 This is S&P's highest category and it indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are designated A-1+.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated as A-1.

BONDS:
------

AAA Bonds rated AAA by S&P are the highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Market prices move with interest rates, and hence provide maximum safety on all counts.

AA Bonds rated AA by S&P also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

A Bonds rated A by S&P are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior, but to some extent, also economic conditions.

BBB The BBB or medium grade category is the borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. Marketwise, the bonds are more responsive to business


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

      and trade conditions than to interest rates. This is the lowest group which qualifies for commercial bank investments.

Debt rated `BB.' `B,' `CC,' and `C,' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. `BB' indicates the least degree of speculation and `C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major exposures to adverse markets.

BB Debt rated `BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The `BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BBB-' rating.

B Debt rated `B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The `B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `BB' or `BB-' rating.

CCC Debt rated `CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The `CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied `B' or `B-" rating.

CC The rating `CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC' rating.

C The rating `C' typically is applied to debt subordinated to senior debt that is assigned an actual or implied `CCC-' rating. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating `CI' is reserved for income bonds on which no interest is being paid.

D Debt rated `D' is in payment default. The `D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The `D' rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings from `AA' to `CCC' may be modified by the addition of a plus (+) or minus (-) to show relative standing within the major rating categories.

DUFF & PHELPS, INC. ("D & P")

COMMERCIAL PAPER:
-----------------

D&P's short-term ratings have incorporated gradations of "1+" and "1-" in recognition of quality differences within the first tier.

D-1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

D-1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection.


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

D-2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

FITCH INVESTORS SERVICE, INC. ("FITCH")

COMMERCIAL PAPER

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. Fitch's short-term ratings emphasize the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 Good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

BONDS
-----

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA.' Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is genrally rated `F-1+.'

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interst and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the rating of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered to be speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issues.

CCC Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable.


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

 C     Bonds are in imminent default in payment of interest or principal.

DDD, DD and D    Bonds in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

Note: Fitch ratings (other than `AAA.' `DDD,' `DD,' or `D' categories) may be modified by the addition of a plus (+) or minus (-) sign to show relative position of a credit within the rating category.












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